                                                                   Exhibit 99.A2




                             BLDRS INDEX FUNDS TRUST

                               BLDRS Asia 50 ADR Index Fund
                               BLDRS Developed Markets 100 ADR Index Fund
                               BLDRS Emerging Markets 50 ADR Index Fund
                               BLDRS Europe 100 ADR Index Fund


                          TRUST INDENTURE AND AGREEMENT

                             Dated November 8, 2002



                                  Incorporating
                        Standard Terms and Conditions of
                           The BLDRS INDEX FUNDS TRUST
                           and subsequent and similar
                            BLDRS Index Funds of the
                             BLDRS Index Funds Trust


                               Dated and Effective
                                November 8, 2002

                                     Between

                    NASDAQ FINANCIAL PRODUCTS SERVICES, INC.
                                   As Sponsor

                                       and
                              THE BANK OF NEW YORK
                                   As Trustee

THIS TRUST INDENTURE AND AGREEMENT dated November 8, 2002 (the "Indenture"), between Nasdaq Financial Products Services, Inc., as Sponsor and The Bank of New York, as Trustee, which sets forth certain of its provisions in full and incorporates other of its provisions by reference to a document entitled "Standard Terms and Conditions of the BLDRS Index Funds Trust", dated and effective as of November 8, 2002, between the parties hereto (hereinafter called the "Agreement;" together with the Indenture, the "Indenture and Agreement"), such provisions are as set forth in full and such provisions as are incorporated by reference constituting a single instrument.

        WITNESSETH that:

        WHEREAS, the parties hereto have or concurrently herewith entered into the Agreement in order to facilitate the creation of one or more unit investment trusts in accordance with the provisions of the Investment Company Act of 1940 and the laws of the State of New York, each such trust may issue redeemable securities, each representing undivided interests ("Shares") in a BLDRS Index Fund (as hereinafter defined) that will be composed primarily of Index Securities (as defined in the Agreement) included from time to time in the relevant Benchmark ADR Index (as defined in the Agreement);

        WHEREAS, the parties now desire to create four (4) different index funds (each, a "BLDRS Index Fund" or a "Fund"), each of which shall be a separate and distinct "Trust" or "Trust Fund" as such terms are defined in Section 1.01 of the Standard Terms and which shall be known as and designated as follows: "BLDRS Asia 50 ADR Index Fund", "BLDRS Developed Markets 100 ADR Index Fund", "BLDRS Emerging Markets 50 ADR Index Fund" and "BLDRS Europe 100 ADR Index Fund";

        WHEREAS, these Funds shall be subject to the terms and provisions of this Indenture and of the Agreement, incorporated herein;

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Sponsor and the Trustee agree as follows:

        Section 1. Incorporation of Agreement. Subject to the provisions of
Section 2 hereof, all of the provisions of the Agreement are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as though said provisions had been set forth in full in this instrument.

        Section 2. Specific Terms of the BLDRS Index Funds. The parties hereby agree to the following terms for the BLDRS Index Funds:

        A. The securities portion of the Initial Portfolio Deposit for each Fund deposited on the date hereof pursuant to Section 2.02 of the Agreement is comprised of the securities set forth in Schedule A for each BLDRS Index Fund attached hereto.

        B. The number of Initial Portfolio Deposits received for each BLDRS Index Fund as of the date of this Indenture is:

BLDRS Asia 50 ADR Index Fund:   eight (8)
BLDRS Developed Markets 100 ADR Index Fund:  eight (8)
BLDRS Emerging Markets 50 ADR Index Fund:  eight (8)
BLDRS Europe 100 ADR Index Fund:  eight (8)


        C. The Dividend Equivalent Payment made in connection with the Initial Portfolio Deposit for each BLDRS Index Fund on the date hereof is:


BLDRS Asia 50 ADR Index Fund:  zero
BLDRS Developed Markets 100 ADR Index Fund:  zero
BLDRS Emerging Markets 50 ADR Index Fund:  zero
BLDRS Europe 100 ADR Index Fund:  zero


        D. (1) The aggregate number of Creation Units outstanding on the Initial Date of Deposit for each BLDRS Index Fund is:


BLDRS Asia 50 ADR Index Fund:   eight (8)
BLDRS Developed Markets 100 ADR Index Fund:  eight (8)
BLDRS Emerging Markets 50 ADR Index Fund:  eight (8)
BLDRS Europe 100 ADR Index Fund:  eight (8)


           (2) The initial fractional undivided interest represented by a Creation Unit of each BLDRS Index Fund shall be:


BLDRS Asia 50 ADR Index Fund:   1/8th
BLDRS Developed Markets 100 ADR Index Fund:  1/8th
BLDRS Emerging Markets 50 ADR Index Fund:  1/8th
BLDRS Europe 100 ADR Index Fund:  1/8th


           (3) The number of Shares of each BLDRS Index Fund which, when aggregated, constitute one Creation Unit, is:

BLDRS Asia 50 ADR Index Fund:   50,000
BLDRS Developed Markets 100 ADR Index Fund:  50,000
BLDRS Emerging Markets 50 ADR Index Fund:  50,000
BLDRS Europe 100 ADR Index Fund:  50,000

        E. The Mandatory Termination Date for the Trust and the Funds shall be:
The maturity, redemption, sale or other disposition, as the case may be, of the last security held by a Fund.

        F. The Initial Date of Deposit of the BLDRS Index Funds Trust and each BLDRS Index Fund is the date hereof.

        G. The taxable year of the BLDRS Index Funds Trust and each BLDRS Index Fund shall be the year ending each September 30.

        H. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, Nasdaq Financial Products Services, Inc. has caused this Indenture to be executed by one of its Authorized Signatories and attested by its Secretary or one of its Assistant Secretaries, and The Bank of New York has caused this Indenture to be executed by one of its Authorized Signatories and attested by one of its Authorized Signatories, all as of the date first above written.

                                                 NASDAQ FINANCIAL PRODUCTS
                                                 SERVICES, INC.





                                                 By: /s/ John L. Jacobs
                                                     ---------------------------
                                                        Authorized Signatory

        IN WITNESS WHEREOF, The Bank of New York has caused this Indenture to be executed by one of its Authorized Signatories and attested by its Secretary or one of its Assistant Secretaries, and The Bank of New York has caused this Indenture to be executed by one of its Authorized Signatories and attested by one of its Authorized Signatories, all as of the date first above written.

                                                   THE BANK OF NEW YORK





                                                   By: /s/ Alfred Irving
                                                       ------------------------
                                                         Authorized Signatory

STATE OF NEW YORK     )
                      : ss.:
COUNTY OF NEW YORK    )


        On this 8th day of November, 2002, before me personally appeared John L. Jacobs, to me known, who, being by me duly sworn, did depose and say that he is an Authorized Signatory of Nasdaq Financial Products Services, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by like authority.



                                                   -----------------------------
                                                   Notary Public

STATE OF NEW YORK     )
                      : ss.:
COUNTY OF NEW YORK    )



        On this 8th day of November, 2002, before me personally appeared
Alfred Irving, to me known, who, being by me duly sworn, said that he is an Authorized Signatory of The Bank of New York, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by like authority.



                                                   -----------------------------
                                                   Notary Public

                                   SCHEDULE A



                          BLDRS ASIA 50 ADR INDEX FUND
                             SCHEDULE OF INVESTMENTS

                 SECURITIES REQUIRED FOR A PORTFOLIO DEPOSIT ON
                   THE OPENING OF BUSINESS ON NOVEMBER 8, 2002




DEPOSITARY RECEIPTS                                 SHARES       VALUE
-------------------                                 -------   -----------
Amcor Ltd. ADS....................................    6,424       120,707
Australia & New Zealand Banking Group Ltd. ADS....    9,384       496,320
Advantest Corp. ADS...............................    9,856       101,517
BHP Billiton Ltd. ADS.............................   57,960       632,344
Canon Inc. ADS....................................   24,952       931,458
CNOOC Ltd. ADS....................................    3,456        86,607
China Unicom Ltd. ADS.............................    8,824        60,003
Coles Myer Ltd. ADS...............................    4,624       132,709
CSK Corp. ADS.....................................    2,192        49,101
Fuji Photo Film Co. Ltd. ADS......................   15,096       442,917
Hitachi Ltd. ADS..................................   10,416       419,765
Honda Motor Co. Ltd. ADS..........................   56,200     1,000,360
Infosys Technologies Ltd. ADS.....................    3,016       234,313
Ito-Yokado Co. Ltd. ADS...........................   11,336       328,744
James Hardie Industries N.V. ADS..................    2,816        50,125
Kookmin Bank ADS..................................    8,960       306,880
Korea Electric Power Corp. ADS....................    9,992        83,733
Kirin Brewery Co. Ltd. ADS........................   29,232       180,069
KT Corp. ADS......................................    9,552       196,007
Kubota Corp. ADS..................................    7,704       100,922
Kyocera Corp. ADS.................................    5,584       351,457
Mitsubishi Tokyo Financial Group Inc. ADS.........  178,216     1,158,404
Matsushita Electric Industrial Co. ADS............   78,304       814,362
Mitsui & Co. Ltd. ADS.............................    2,472       231,132
National Australia Bank Ltd. ADS..................    9,608       870,485
NEC Corp. ADS.....................................   49,056       188,424
Nidec Corp. ADS (Nihon Densan Kabushikikaisha)....    1,376        84,693
Nomura Holdings Inc. ADS..........................   61,264       701,473
Nissan Motor Co. Ltd. ADS.........................   39,264       596,813
Nippon Telegraph & Telephone Corp. ADS............   20,144       400,866
News Corp. Ltd. ADS...............................   11,600       299,512
News Corp. Ltd. ADS Vtg Ord Pfd...................   23,232       508,781
Telecom Corp. of New Zealand ADS..................    5,488       104,162
Pioneer Corp. ADS.................................    5,608       100,944
POSCO ADS.........................................    2,920        69,934
Sanyo Electric Co. Ltd. ADS.......................   11,688       164,789
SK Telecom Co. ADS................................   12,936       270,492
Sony Corp. ADS....................................   26,704     1,149,607
Santos Ltd. ADS...................................    4,512        62,627
TDK Corp. ADS.....................................    4,160       174,720
Telekomunikasi Indonesia ADS......................    7,192        46,748
Telstra Corp. Ltd. ADS............................   28,112       379,512
Toyota Motor Corp. ADS............................   50,528     2,613,308
Trend Micro Inc. ADS..............................    2,960        68,998
Taiwan Semiconductor Manufacturing Co. ADS........   93,264       825,386
United Microelectronics Corp. ADS.................   72,448       336,159
Westpac Banking Corp. ADS.........................   10,936       441,158
WMC Ltd. ADS......................................    8,680       151,812
China Mobile (Hong Kong) Ltd. ADS.................   25,752       322,930
PetroChina Co. Ltd. ADS...........................    3,272        61,022
                                                              -----------
Total Investments.................................            $19,505,311
                                                              ===========

                                   SCHEDULE A


                           BLDRS DEVELOPED MARKETS 100
                                 ADR INDEX FUND
                             SCHEDULE OF INVESTMENTS

                 SECURITIES REQUIRED FOR A PORTFOLIO DEPOSIT ON
                   THE OPENING OF BUSINESS ON NOVEMBER 8, 2002



                DEPOSITARY RECEIPTS                  SHARES      VALUE
                -------------------                  ------   -----------
Anglo American PLC ADS.............................   9,192   $   126,675
ABN Amro Holding N.V. ADS..........................   9,432       143,649
Allied Domecq PLC ADS..............................   1,888        48,144
Aegon N.V. Ord Shares..............................   8,592       112,727
Koninklijke Ahold N.V. ADS.........................   6,328        79,606
Allied Irish Banks PLC ADS.........................   3,048        85,435
Akzo Nobel N.V. ADS................................   1,736        51,368
Australia & New Zealand Banking Group Ltd. ADS.....   2,048       108,319
Aventis S.A. ADS...................................   4,680       279,864
AXA S.A. ADS.......................................   9,392       129,046
Allianz AG ADS.....................................  12,928       147,121
AstraZeneca PLC ADS................................  11,160       413,590
Six Continents PLC ADS.............................   5,896        50,588
Bayer AG ADS.......................................   4,680        92,617
Banco Bilbao Vizcaya Argentaria S.A. ADS...........  21,752       207,297
Barclays PLC ADS...................................  11,248       322,818
BHP Billiton Ltd. ADS..............................  12,656       138,077
BOC Group PLC ADS..................................   1,696        46,301
BP PLC ADS.........................................  25,512       954,149
BG Group PLC ADS...................................   4,808        95,150
British Sky Broadcasting Group PLC ADS.............   1,368        79,481
British American Tobacco PLC ADS...................   5,368       108,917
BT Group PLC ADS...................................   5,904       186,803
Canon Inc. ADS.....................................   5,448       203,374
CRH PLC ADS........................................   3,560        45,924
Cadbury Schweppes PLC ADS..........................   3,504        92,295
Credit Suisse Group ADS............................   8,104       156,245
Groupe Danone ADS..................................   4,576       119,434
Diageo PLC ADS.....................................   5,648       253,143
Deutsche Telekom AG ADS............................  16,368       183,322
ENI S.p.A. ADS.....................................   3,800       257,640
Endesa S.A. ADS....................................   6,856        74,456
Enel S.p.A. ADS....................................   2,624        65,075
Reed Elsevier N.V. ADS.............................   2,384        62,652
Fuji Photo Film Co. Ltd. ADS.......................   3,296        96,705
Gallaher Group PLC ADS.............................   1,104        44,447
GlaxoSmithKline PLC ADS............................  20,632       818,265
HSBC Holdings PLC ADS..............................  12,880       736,865
Hitachi Ltd. ADS...................................   2,272        91,562
Honda Motor Co. Ltd. ADS...........................  12,272       218,442
Sanpaolo IMI S.p.A. ADS............................   4,248        53,950
ING Groep N.V. ADS.................................  11,232       183,082
Governor & Co. of the Bank of Ireland ADS..........   1,720        76,832
Imperial Tobacco Group PLC.........................   2,488        78,248
Ito-Yokado Co. Ltd. ADS............................   2,472        71,688
Royal KPN N.V. ADS.................................  11,640        68,094
Kyocera Corp. ADS..................................   1,216        76,535
Lafarge ADS........................................   3,616        72,248
Lloyds TSB Group PLC ADS...........................   9,512       346,237
Mitsubishi Tokyo Financial Group Inc. ADS..........  38,912       252,928
Matsushita Electric Industrial Co. ADS.............  17,096       177,798
Mitsui & Co. Ltd. ADS..............................     536        50,116
National Australia Bank Ltd. ADS...................   2,096       189,898
National Grid Transco PLC ADS......................   4,224       148,685
Norsk Hydro ASA ADS................................   1,024        40,724
NEC Corp. ADS......................................  10,712        41,145
Nomura Holdings Inc. ADS...........................  13,376       153,155
Nokia Corp. ADS....................................  32,384       557,005
Nissan Motor Co. Ltd. ADS..........................   8,568       130,234
Nippon Telegraph & Telephone Corp. ADS.............   4,400        87,560
Novo Nordisk A/S ADS...............................   1,496        44,386
Novartis AG ADS....................................  18,008       689,526
News Corp. Ltd. ADS................................   2,536        65,480
News Corp. Ltd. ADS Vtg Ord Pfd....................   5,072       111,077
Amersham PLC ADS...................................     960        43,190
mmO2 PLC ADS.......................................   5,912        48,597
Koninklijke Philips Electronics N.V. ADS...........   8,688       152,474
Pearson PLC ADS....................................   5,456        60,016
Portugal Telecom SGPS S/A ADS......................   7,728        46,754
Prudential PLC ADS.................................   6,800        99,280
Royal Dutch Petroleum Co. ADS......................  14,264       612,211
Repsol YPF S.A. ADS................................   6,560        72,947
Rio Tinto PLC ADS..................................   1,816       143,827
Reed Elsevier PLC ADS..............................   2,152        80,700
Sanyo Electric Co. Ltd. ADS........................   2,552        35,981
SAP AG ADS.........................................   5,616       110,074
Shell Transport & Trading Co. PLC ADS..............  11,008       418,414
Stora Enso Oyj ADS.................................   4,224        45,492
Schering AG ADS....................................   1,216        58,623
Siemens AG ADS.....................................   5,672       261,479
Sony Corp. ADS.....................................   5,832       251,068
Sanofi-Synthelabo ADS..............................   5,288       155,520
Scottish Power PLC ADS.............................   3,160        71,100
Banco Santander Central Hispano S.A. ADS...........  32,488       196,228
STMicroelectronics N.V. ADS........................   3,944        80,694
SUEZ ADS...........................................   6,520       117,816
Telefonica S.A. ADS................................  10,432       296,686
Telecom Italia S.p.A. ADS..........................   1,616       132,835
Telstra Corp. Ltd. ADS.............................   6,136        82,836
Toyota Motor Corp. ADS.............................  11,032       570,575
TotalFinaElf ADS...................................   9,656       654,677
Unilever PLC ADS...................................   4,960       194,035
Unilever N.V. ADS..................................   3,896       248,954
UPM Kymmene Corp. ADS..............................   1,768        59,140
Vivendi Universal ADS..............................   6,648        89,083
E.ON AG ADS........................................   4,352       203,108
Vodafone Group PLC ADS.............................  46,432       744,769
Westpac Banking Corp. ADS..........................   2,392        96,492
WPP Group PLC ADS..................................   1,568        56,385
BASF AG ADS........................................   3,600       133,415
                                                              -----------
Total Investments..................................           $18,019,694
                                                              ===========

                    BLDRS EMERGING MARKETS 50 ADR INDEX FUND
                             SCHEDULE OF INVESTMENTS

                 SECURITIES REQUIRED FOR A PORTFOLIO DEPOSIT ON
                   THE OPENING OF BUSINESS ON NOVEMBER 8, 2002



DEPOSITARY RECEIPTS                                 SHARES       VALUE
-------------------                                 -------   -----------
America Movil S.A. de C.V. ADS....................   40,792       554,363
AngloGold Ltd. ADS................................   10,800       309,312
AU Optronics Corp. ADS............................   24,792       176,271
Banco Bradesco S.A. ADS...........................   11,080       140,494
Companhia de Bebidas das Americas ADS.............   23,632       342,664
Compania de Minas Buenaventura S.A. ADS...........    6,288       146,448
CNOOC Ltd. ADS....................................   11,464       287,288
China Unicom Ltd. ADS.............................   29,280       199,104
Compania de Telecomunicaciones de Chile S.A.......   12,752       118,339
Cemex S.A. de C.V. ADS............................   31,832       707,307
Embraer Empresa Braziliera de Aeronautica S/A.....    8,328       134,331
Fomento Economico Mexicano S.A. de C.V. ADS.......    4,656       170,875
Gold Fields Ltd. ADS..............................   34,536       409,597
HDFC Bank Ltd. ADS................................    9,712       130,529
Harmony Gold Mining Co. Ltd. ADS..................   17,520       261,924
Huaneng Power International Inc...................    3,880       115,857
ICICI Bank Ltd. ADS...............................   20,944       113,098
Infosys Technologies Ltd. ADS.....................   10,000       776,900
Banco Itau S.A. ADS...............................   10,632       218,700
Kookmin Bank ADS..................................   29,720     1,017,910
Korea Electric Power Corp. ADS....................   33,136       277,680
KT Corp. ADS......................................   31,672       649,909
Mobile Telesystems ADS............................   10,320       363,264
Magyar Tavkozlesi Vallalat Rt. ADS................    8,696       136,440
Macronix International Co. ADS....................   28,664       102,904
Petroleo Brasileiro S/A ADS.......................   29,080       372,515
Petroleo Brasileiro S/A ADS A.....................   39,160       457,389
POSCO ADS.........................................    9,688       232,028
Dr. Reddy's Laboratories Ltd. ADS.................    6,000        85,140
Companhia Vale do Rio Doce ADS Cl A Pfd...........   14,344       363,620
Companhia Vale do Rio Doce ADS....................   12,344       328,104
Sasol Ltd. ADS....................................   58,544       651,595
Satyam Computer Services Ltd. ADS.................   16,280       184,290
SK Telecom Co. ADS................................   42,912       897,290
China Petroleum & Chemical Corp. ADS..............   10,160       157,175
Sappi Ltd. ADS....................................   21,816       258,520
Brasil Telecom Participacoes S/A..................    4,552       118,124
Teva Pharmaceutical Industries Ltd. ADS...........   13,240       975,523
Telekomunikasi Indonesia ADS......................   23,848       155,012
Telefonos de Mexico S.A. de C.V. ADS..............   38,344     1,185,596
Tele Norte Leste Participacoes S.A. ADS...........   26,104       174,114
Tatneft ADS.......................................    7,552       113,129
Taiwan Semiconductor Manufacturing Co. ADS........  309,376     2,737,978
Grupo Televisa S.A. de C.V. ADS...................    8,328       238,680
Unibanco-Uniao de Bancos Brasileiros S/A GDS......    7,496        66,115
United Microelectronics Corp. ADS.................  240,304     1,115,011
Vimpel Communications ADS.........................    3,624       105,531
Wipro Ltd. ADS....................................    3,848       114,709
China Mobile (Hong Kong) Ltd. ADS.................   85,408     1,071,015
PetroChina Co. Ltd. ADS...........................   10,840       202,165
                                                              -----------
Total Investments.................................            $20,221,876
                                                              ===========

                                   SCHEDULE A

                         BLDRS EUROPE 100 ADR INDEX FUND
                             SCHEDULE OF INVESTMENTS

                 SECURITIES REQUIRED FOR A PORTFOLIO DEPOSIT ON
                   THE OPENING OF BUSINESS ON NOVEMBER 8, 2002


                DEPOSITARY RECEIPTS                  SHARES     VALUES
                -------------------                  ------   -----------
Anglo American PLC ADS.............................  10,672   $   147,071
ABB Ltd. ADS.......................................   8,568        17,393
ABN Amro Holding N.V. ADS..........................  10,944       166,677
Adecco S.A. ADS....................................   3,912        36,421
Allied Domecq PLC ADS..............................   2,192        55,896
Aegon N.V. Ord Shares..............................   9,976       130,885
Koninklijke Ahold N.V. ADS.........................   7,344        92,388
Allied Irish Banks PLC ADS.........................   3,544        99,338
Akzo Nobel N.V. ADS................................   2,016        59,653
Alcatel S.A. ADS...................................   9,128        45,275
Aventis S.A. ADS...................................   5,440       325,312
Amvescap PLC ADS...................................   3,128        41,665
AXA S.A. ADS.......................................  10,896       149,711
Allianz AG ADS.....................................  15,000       170,700
AstraZeneca PLC ADS................................  12,960       480,298
Six Continents PLC ADS.............................   6,848        58,756
Bayer AG ADS.......................................   5,432       107,499
Banco Bilbao Vizcaya Argentaria S.A. ADS...........  25,256       240,690
Barclays PLC ADS...................................  13,056       374,707
BOC Group PLC ADS..................................   1,968        53,726
BP PLC ADS.........................................  29,616     1,107,638
Banco Comercial Portugues S.A. ADS.................   3,096        34,675
BG Group PLC ADS...................................   5,584       110,507
British Sky Broadcasting Group PLC ADS.............   1,592        92,495
British American Tobacco PLC ADS...................   6,232       126,447
BT Group PLC ADS...................................   6,856       216,924
CRH PLC ADS........................................   4,136        53,354
Ciba Specialty Chemicals Holdings Inc. ADS.........   1,048        37,833
Cadbury Schweppes PLC ADS..........................   4,064       107,046
Credit Suisse Group ADS............................   9,400       181,232
Cable & Wireless PLC ADS...........................   5,944        39,765
Groupe Danone ADS..................................   5,312       138,643
Diageo PLC ADS.....................................   6,560       294,019
Deutsche Telekom AG ADS............................  19,000       212,800
ENI S.p.A. ADS.....................................   4,408       298,862
Endesa S.A. ADS....................................   7,952        86,359
Electrolux AB ADS..................................   1,296        38,439
Enel S.p.A. ADS....................................   3,048        75,590
Reed Elsevier N.V. ADS.............................   2,768        72,743
France Telecom ADS.................................   3,320        41,035
Gallaher Group PLC ADS.............................   1,280        51,533
GlaxoSmithKline PLC ADS............................  23,952       949,936
Gucci Group N.V....................................     392        35,888
Hanson PLC ADS.....................................   1,160        26,993
HSBC Holdings PLC ADS..............................  14,944       854,946
Imperial Chemical Industries PLC ADS...............   2,352        37,820
Sanpaolo IMI S.p.A. ADS............................   4,936        62,687
ING Groep N.V. ADS.................................  13,040       212,552
Governor & Co. of the Bank of Ireland ADS..........   1,992        88,983
Imperial Tobacco Group PLC.........................   2,880        90,576
Royal KPN N.V. ADS.................................  13,512        79,045
Lafarge ADS........................................   4,200        83,916
Lloyds TSB Group PLC ADS...........................  11,040       401,856
National Grid Transco PLC ADS......................   4,904       172,621
Norsk Hydro ASA ADS................................   1,184        47,088
Nokia Corp. ADS....................................  37,592       646,582
Novo Nordisk A/S ADS...............................   1,736        51,507
Novartis AG ADS....................................  20,904       800,414
Amersham PLC ADS...................................   1,112        50,029
mmO2 PLC ADS.......................................   6,856        56,356
Koninklijke Philips Electronics N.V. ADS...........  10,080       176,904
P&O Princess Cruises PLC ADS.......................   1,368        44,310
Pearson PLC ADS....................................   6,336        69,696
Portugal Telecom SGPS S/A ADS......................   8,968        54,256
Prudential PLC ADS.................................   7,896       115,282
Royal Dutch Petroleum Co. ADS......................  16,560       710,755
Repsol YPF S.A. ADS................................   7,616        84,690
Rio Tinto PLC ADS..................................   2,104       166,637
Reuters Group PLC ADS..............................   1,888        36,250
Reed Elsevier PLC ADS..............................   2,504        93,900
Ryanair Holdings PLC ADS...........................   1,112        47,872
SAP AG ADS.........................................   6,512       127,635
Shell Transport & Trading Co. PLC ADS..............  12,776       485,616
Swisscom AG ADS....................................   1,656        49,597
Stora Enso Oyj ADS.................................   4,904        52,816
Shire Pharmaceuticals Group PLC ADS................   1,272        31,533
Schering AG ADS....................................   1,408        67,880
Siemens AG ADS.....................................   6,584       303,522
Smith & Nephew PLC ADS.............................     664        38,147
Sanofi-Synthelabo ADS..............................   6,136       180,460
Scottish Power PLC ADS.............................   3,664        82,440
Banco Santander Central Hispano S.A. ADS...........  37,712       227,780
STMicroelectronics N.V. ADS........................   4,584        93,789
Syngenta AG ADS....................................   4,008        48,657
SUEZ ADS...........................................   7,568       136,754
Telefonica S.A. ADS................................  12,112       344,465
Telecom Italia S.p.A. ADS..........................   1,872       153,878
TotalFinaElf ADS...................................  11,208       759,902
TPG N.V. ADS.......................................   2,480        42,805
Unilever PLC ADS...................................   5,760       225,331
Unilever N.V. ADS..................................   4,520       288,828
UPM Kymmene Corp. ADS..............................   2,056        68,773
United Utilities PLC ADS...........................   2,200        43,120
Vivendi Universal ADS..............................   7,720       103,448
Vivendi Environnement ADS..........................   1,672        38,222
E.ON AG ADS........................................   5,056       235,964
Vodafone Group PLC ADS.............................  53,896       864,492
Wolseley PLC ADS (Each rep. 5 Ord. Shares).........     912        40,585
WPP Group PLC ADS..................................   1,824        65,592
BASF AG ADS........................................   4,184       155,060
                                                              -----------
TOTAL INVESTMENTS..................................           $17,979,438
                                                              ===========